SUMMARY PROSPECTUS JULY 29, 2015 SEASONS SERIES TRUST SA COLUMBIA FOCUSED VALUE PORTFOLIO (FORMERLY, FOCUS VALUE PORTFOLIO) (CLASS 1, CLASS 2 AND CLASS 3 SHARES)

Seasons Series Trust’s Statutory Prospectus and Statement of Additional Information dated July 29, 2015, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review Seasons Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.99%	0.99%	0.99%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.06%	0.06%	0.06%
Total Annual Portfolio Operating Expenses	1.05%	1.20%	1.30%
Fee Waiver and/or Expense Reimbursement (1)(2)	0.32%	0.32%	0.32%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)(2)	0.73%	0.88%	0.98%

(1)	Pursuant to an Advisory Fee Waiver Agreement, effective July 29, 2015 through July 29, 2016, the investment adviser, SunAmerica Asset Management, LLC (“SAAMCo” or the “Adviser”), is contractually obligated to waive its advisory fee so that the advisory fee payable by the Portfolio is equal to 0.67% of the Portfolio’s daily net assets with respect to the SA Columbia Focused Value Portfolio. This Agreement may be modified or discontinued prior to July 29, 2016 only with the approval of the Board of Trustees of the Portfolio, including a majority of the Independent Trustees.
(2)	The Expense Table above has been restated to reflect a complete fiscal year of the contractual Advisory Fee Waiver that was instituted on July 29, 2015.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and fee waivers remain in effect only for the period ending July 29, 2016. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$75	$302	$548	$1,254
Class 2 Shares	$90	$349	$629	$1,426
Class 3 Shares	$100	$381	$682	$1,540

1	Seasons Series Trust

SA COLUMBIA FOCUSED VALUE PORTFOLIO (FORMERLY, FOCUS VALUE PORTFOLIO)

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in equity securities selected on the basis of value criteria. The Portfolio invests primarily in equity securities of large-cap companies.

The Portfolio utilizes a “focus” strategy, which means the subadviser actively invests in a small number of holdings which constitute some of its favorite stock-picking ideas at any given moment. A focus strategy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Portfolio will generally hold between 30 to 40 securities, although the subadviser may, in its discretion, hold more or fewer securities.

The Portfolio invests substantially in securities of U.S. issuers. The Portfolio may invest in additional financial instruments for the purpose of cash management or to hedge a security position.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Capitalization Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Focused Portfolio Risk. The Portfolio, because it invests in a limited number of companies, may have more volatility in its net asset value (“NAV”) and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV. To the extent the Portfolio invests its assets in fewer securities, the Portfolio is subject to greater risk of loss if any of those securities decline in price.

Sector Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few sectors at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few sectors than if the Portfolio always maintained wide diversity among the sectors in which it invests.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SAAMCo serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Value Investing Risk. When investing in securities which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced.

Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the U.S. or abroad, changes in investor psychology, or heavy institutional selling. In addition, a subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

2	Seasons Series Trust

SA COLUMBIA FOCUSED VALUE PORTFOLIO (FORMERLY, FOCUS VALUE PORTFOLIO)

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in shares of the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 3000® Value Index and Russell 1000® Value Index. Effective July 29, 2015, the Portfolio will no longer use the Russell 3000® Value Index, but will continue to use the Russell 1000® Value Index. The primary benchmark for the Portfolio was changed to better reflect the investment universe of the new subadviser. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective July 29, 2015, Columbia Management Investment Advisers, LLC (“Columbia”) assumed management of the Portfolio, which was previously managed by J.P. Morgan Investment Management, Inc. and Northern Trust Investments, Inc.

(Class 2 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.46% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.77% (quarter ended December 31, 2008). The year-to-date calendar return as of June 30, 2015 was 1.57%.

Average Annual Total Returns (For the periods ended December 31, 2014)

	1 Year	5 Years	10 Year	Since Inception (01/23/2012)

Class 1 Shares	11.34%	N/A	N/A	16.66%
Class 2 Shares	11.10%	10.85%	7.00%	N/A
Class 3 Shares	11.05%	10.75%	6.91%	N/A
Russell 3000® Value Index	12.70%	15.34%	7.26%	19.17%
Russell 1000® Value Index	13.45%	15.42%	7.30%	19.40%

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised Columbia and the portfolio managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title

Columbia
Richard Rosen	2015	Senior Portfolio Manager
Kari Montanus	2015	Portfolio Manager

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

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SA COLUMBIA FOCUSED VALUE PORTFOLIO (FORMERLY, FOCUS VALUE PORTFOLIO)

Payments to Broker-Dealers and

Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

CSP-812546612CC

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